UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________________
FORM 8-K
____________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 9, 2016
____________________________________________________________________________
A10 NETWORKS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36343	20-1446869
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 West Plumeria Drive
San Jose, CA 95134
(Address of principal executive offices, including zip code)
(408) 325-8668
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 9, 2016, A10 Networks, Inc. (the “Company”) issued a press release regarding financial results for the fourth quarter and the year ended December 31, 2015. The Company also posted on its website (www.a10networks.com) slides with accompanying prepared remarks regarding such financial results. Copies of the press release and slides with accompanying prepared remarks by the Company are attached as Exhibits 99.1 and 99.2, respectively, and the information in Exhibits 99.1 and 99.2 are incorporated herein by reference.

The information in Item 2.02 and Item 9.01 in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Press release, dated February 9, 2016, regarding financial results of A10 Networks, Inc. for the fourth quarter and the year ended December 31, 2015.
99.2	Slides with accompanying prepared remarks of A10 Networks, Inc., dated February 9, 2016, regarding financial results of the fourth quarter and the year ended December 31, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2016

By: /s/ Greg Straughn
Greg Straughn
Chief Financial Officer (Principal Accounting and Financial Officer)